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                                                                   EXHIBIT 10.10

                          SOUTHERN MINERAL CORPORATION

                             1996 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN

         This Southern Mineral Corporation 1996 Stock Option Plan (the "Plan") is intended to promote the interests of the Company by providing the officers and other key employees of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2.       DEFINITIONS

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Board of Directors" or "Board" shall mean the Board of Directors of Southern Mineral Corporation.

         (b) "Cause," when used in connection with the termination of an Employee's employment with the Company, shall mean the termination of the Employee's employment by the Company by reason of (i) failure to perform the Employee's duties diligently and with reasonable care, which failure(s) the Board of Directors determines remains uncured thirty (30) days after the Board has caused written notice of such failure(s) to be delivered to the Employee;
(ii) use of drugs or alcohol that impairs the Employee's job performance; (iii) commission of an act of fraud or misappropriation against the Company or its affiliated entities; (iv) conviction of, or plea of no contest to, any felony, or to a misdemeanor involving moral turpitude; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's insider trading policy or business ethics policy, if any, then in effect.

         (c) "Change in Control" shall mean the occurrence of any of the following events:

                 (i) any Person becomes, after the Effective Date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities;

                 (ii) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board.

                 (iii) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.
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                 (iv)      "Code" shall mean the Internal Revenue Code of 1986,
         as amended from time to time. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any Regulations under such section.

         (d) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan, which shall be constituted so as to permit the Plan to comply with Rule 16b-3.

         (e) "Common Stock" shall mean the Company's common stock, par value $.01 per share.

         (f) "Company" shall mean Southern Mineral Corporation, a Nevada corporation, and each of its Subsidiaries and its successors.

         (g) "Employee" shall mean any person (including an officer or Director) who is an employee of the Company or any Parent or Subsidiary of the Company within the meaning of Section 3401(c) of the Code and the Regulations promulgated thereunder.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (i) the "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

         (j) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (k) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (l) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (m) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (n) "Participant" shall mean an Employee of the Company who is eligible to participate in the Plan and to whom an Option is granted pursuant to the Plan and his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

         (o)     "Person" shall mean a "person," as such term is defined in
Section 3(a)(9) and used in Sections 13(d) and 14(d) of the Exchange Act, respectively, and the rules and regulations in effect from time to time thereunder.




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         (p)     "Plan" shall mean this 1996 Stock Option Plan, as it may be amended from time to time.

         (q) "Regulations" shall mean all regulations promulgated pursuant to the Code.

         (r) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         (s) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with more than fifty percent (50%) of the total combined voting power of all classes of stock of such corporation within the meaning of Section 424(f) of the Code.

3.       STOCK SUBJECT TO THE PLAN

         The Committee may grant Options under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 300,000 shares; provided, however, that if and whenever the Company effects a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock subject to the Plan automatically shall be proportionately increased or reduced accordingly. The Company will, during the term of this Plan, reserve and keep available for issuance a sufficient number of shares of Common Stock to satisfy the requirements of the Plan.

         If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan.

         Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee which shall consist of two or more persons each of whom shall be both (i) a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and the Regulations promulgated thereunder. The Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members to fill any vacancies.

         The Committee shall from time to time designate the Participants who shall be granted Options and the amount and type of such Options. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.





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         The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, or (ii) extend the date on which any Option granted under the Plan ceases to be exercisable.

         In addition, the Committee may, in its absolute discretion, grant Options to Participants on the condition that such Participants surrender to the Committee for cancellation such other Options (including, without limitation, Options with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Options granted on the condition of surrender of outstanding Options shall not count against the limits set forth in such
Section 3 until such time as such Options are surrendered.

         Except as provided in Section 6(f)(4) hereof, whether an authorized leave of absence or leave of absence for military or government service shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other Director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, Director or Employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.       ELIGIBILITY

         The persons who shall be eligible to receive Options pursuant to the Plan shall be Employees who are largely responsible for the management, growth and protection of the business of the Company (including officers of the Company) as the Committee, in its absolute discretion, shall select from time to time.

6.       OPTIONS

         The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a)     Identification of Options

         All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

         (b)     Exercise Price

         The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(e) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than one hundred percent





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(100%) of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

         (c)     Term and Exercise of Options

                           (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that (A) no Option shall be exercisable after the expiration of ten
                 (10) years from the date such Option was granted, subject to the restrictions set forth in Section 6(e)(2) relating to the grant of certain Incentive Stock Options, and (B) no Option shall be exercisable until six (6) months after the date of grant; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                           (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. On the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

                           (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

                           (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due on such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.





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                           (5)  Certificates for shares of Common Stock
                 purchased on the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

                           (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him or a broker-dealer acting on behalf of such Participant pursuant to
                 Section 6(c)(4) hereof. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         (d)     Limitations on Grant of Options

                           (1) No Participant may be granted Options for more than 100,000 shares of Common Stock during any Company fiscal year, such maximum number of shares subject to Options being referred to in this Plan as the "Annual Option Limitation".

                           (2) Solely for purposes of the Annual Option Limitation, shares of Common Stock subject to Options granted to a Participant hereunder which are (i) subsequently canceled shall continue to be counted against the 100,000 share Annual Option Limitation with respect to such Participant, and/or
                 (ii) subsequently amended to reduce the exercise price of such Options shall be deemed a cancellation of such original Options and the grant of a deemed new Option with respect to such Participant, resulting in both the deemed canceled Options and the new Options counting against the 100,000 share Annual Option Limitation with respect to such Participant.

         (e)     Limitations on Grant of Incentive Stock Options

                           (1) The aggregate Fair Market Value of shares of Common Stock (subject to adjustment in the same manner as provided in Section 7 with respect to shares of Common Stock subject to Options then outstanding) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or of its Parent or any Subsidiary shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If the aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.





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                           (2)  No Incentive Stock Option may be granted to an
                 individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

         (f)     Effect of Termination of Employment

                           (1) If the Participant's employment with the Company terminates for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or by reason of the Participant's death (i) Options granted to Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three (3) months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                           (2) If the Participant's employment with the Company terminates on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or on account of the Participant's death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one (1) year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                           (3)  In the event of the termination of a
                 Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

                           (4) An Employee's employment with the Company shall be deemed terminated if the Employee's leave of absence (including, military or sick leave or other bona fide leave of absence) extends for more than 90 days and the Employee's continued employment with the Company is not guaranteed by contract or statute.

         (g)     Acceleration of Exercise Date Upon Change in Control

         Upon the occurrence of a Change in Control, the Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms.





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7.       ADJUSTMENT ON CHANGES IN COMMON STOCK

         (a) Outstanding Options, Increase or Decrease in Issued Shares Without Consideration

         Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option. Conversion of any of the Company's convertible securities shall not be deemed to have been "effected without receipt of consideration by the Company."

         (b)     Outstanding Options, Certain Mergers

         Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire on exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

         (c)     Outstanding Options, Certain Other Transactions

         In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                 (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

                 (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.





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         (d)     Outstanding Options, Other Changes

         In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 7(a),
(b) or (c) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

         (e)     No Other Rights

         Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or the exercise price of any Option.

8.       RIGHTS AS A STOCKHOLDER

         No Participant shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to an Option granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

9.       NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO OPTIONS

         Nothing contained in the Plan or any Option shall confer on any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of any such Participant from the rate in existence at the time of the grant of an Option.

         No Employee shall have any claim or right to receive an Option hereunder. The grant of an Option to a Participant by the Committee at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or person.

10.      SECURITIES MATTERS

         The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued as a result of the exercise of any Option granted hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the exercise of any Option granted hereunder unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental





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authority and the requirements of any securities exchange or quotation system on which shares of Common Stock are traded or quoted. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange or quotation system on which shares of Common Stock are traded or quoted. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

         It is intended that the Plan, transactions thereunder, and any Option granted under the Plan to Persons subject to Section 16 of the Exchange Act meet all applicable requirements of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options granted) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to
Section 16 are concerned.

11.      WITHHOLDING TAXES

         Whenever shares of Common Stock are to be issued on the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, prior to the delivery of any certificate or certificates for such shares.

12.      AMENDMENT OF THE PLAN

         The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the holders of a majority of the Company's outstanding securities present in person or by proxy and entitled to vote at an annual or special meeting of stockholders (or such greater percentage as may be required by applicable law or the Company's articles of incorporation), no revision or amendment shall (i) increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Sections 3 and 7 hereof, (ii) materially increase the benefits accruing to Participants, (iii) materially modify the requirements as to eligibility for participation in the Plan, (iv) increase the Annual Option Limitation set forth in Section 6(d) hereof, (v) extend the term of the Plan, or (vi) to decrease any authority granted to the Committee under the Plan in contravention of Rule 16b-3.

13.      NO OBLIGATION TO EXERCISE

         The grant to a Participant of an Option shall impose no obligation on such Participant to exercise such Option.

14.      TRANSFERS UPON DEATH

         On the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Options that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of such Options.

15.      EXPENSES AND RECEIPTS

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option will be used for general corporate purposes.

16.      FAILURE TO COMPLY

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Option, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part as the Committee, in its absolute discretion, may determine.

17.      NO RESTRICTION ON CORPORATE ACTION

         Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action that is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No Employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

18.      GOVERNING LAW

         This Plan shall be construed in accordance with the laws of the State of Texas.

19.      EFFECTIVE DATE AND TERM OF PLAN

         The Plan was adopted by the Board of Directors on February 22, 1996, subject to the approval by the stockholders of the Company, in accordance with applicable law, the requirements of Sections 422 and 162(m) of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. Except with respect to Options then outstanding, the Plan shall terminate and no further Options shall be granted at the earlier of (i) the expiration of ten years from the date of its adoption by the Board, or (ii) the point in time when no shares of Common Stock reserved for issuance subject to Options granted under the Plan are available. Options may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. If the Plan is not approved by the stockholders prior to February 22, 1997, then the Plan and all Options then outstanding hereunder shall automatically terminate and be of no further force and effect.